Exhibit 10.2

AMENDMENT dated as of January 28, 2013 (this “Amendment”), to the FIFTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated on September 30, 2011, as further amended and restated on December 11, 2012 (as heretofore amended, the “Credit Agreement”), among TRAVELPORT LLC, a Delaware limited liability company (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”) and UBS AG, STAMFORD BRANCH, as Administrative Agent (“Administrative Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent, UBS AG, Stamford Branch, as Administrative Agent and L/C Issuer, UBS Loan Finance LLC, as Swing Line Lender, Credit Suisse Securities (USA) LLC, as Syndication Agent and the Lenders party thereto have previously entered into the Fifth Amendment and Restatement Agreement dated December 11, 2012 (the “Amendment Agreement”) to amend and restate the Existing Credit Agreement (as defined in the Amendment Agreement).

B. Pursuant to Section 7(c) of the Amendment Agreement, the L/C Issuers, the Swing Line Lender and the Lenders party to the Amendment Agreement authorized the Administrative Agent to enter into such amendments to the Credit Agreement as shall be appropriate, in the judgment of the Administrative Agent, to give effect to the transactions contemplated by the Amendment Agreement or to cure any ambiguity, omission, defect or inconsistency relating to effectuation of the transactions contemplated thereby.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, Intermediate Parent, TDS Intermediate Parent and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment. The definition of Permitted Holders is hereby amended by adding “or any of its direct or indirect parents” after each time “Holdings” appears in the third proviso of the definition of Permitted Holders.

SECTION 3. Representations and Warranties. Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower hereby represent and warrant to each other party hereto that:

(a) The execution, delivery and performance by Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, are within their respective corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of any such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or which affects such Person or the properties of such Person or any of its Subsidiaries, or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or any of its properties is subject, or (iii) violate any material Law; except with respect to any conflict, breach, contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by each of Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower, and constitutes a legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

(c) After giving effect to the effectiveness of this Amendment, the modification of the Credit Agreement effected pursuant to this Amendment does not:

(i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof (in each case, except to the extent that any representation or warranty specifically refers to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects on such respective dates.

(e) No Default or Event of Default has occurred and is continuing.

SECTION 4. Fees and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 10.04 of the Credit Agreement all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent (including all Attorney Costs of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation and execution of this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents.

(a) Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Holdings, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose

(c) Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

(d) This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment.

SECTION 6. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Effective Date”):

(a) The Administrative Agent shall have executed a counterpart hereof and shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Parent, TDS Intermediate Parent and the Borrower.

(b) The Administrative Agent shall have received a favorable legal opinion from Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Borrower.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO (OTHER THAN INTERMEDIATE PARENT AND TDS INTERMEDIATE PARENT) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TRAVELPORT LLC, as Borrower,

By	/s/ Rochelle Boas
	Name:	Rochelle Boas

	Title:	Authorized Person

TRAVELPORT LIMITED, as Holdings,

By	/s/ Rochelle Boas
	Name:	Rochelle Boas

	Title:	Senior Vice President & Assistant Secretary

WALTONVILLE LIMITED, as Intermediate Parent,

By	/s/ Rochelle Boas
	Name:	Rochelle Boas

	Title:	Director

TDS INVESTOR (LUXEMBOURG) S.À.R.L., as TDS Intermediate Parent,

By	/s/ Rochelle Boas
	Name:	Rochelle Boas

	Title:	Manager

UBS AG, STAMFORD BRANCH, as Administrative Agent,

By	/s/ Lina Gifas
	Name:	Lina Gifas

	Title:	Director

/s/ Joselin Fernandes
	Name:	Joselin Fernandes

	Title:	Associate Director